Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2008

Boston Properties, Inc.

Third Quarter 2008

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Discontinued Operations	12
Capital Structure	13
Debt Analysis	14-16
Unconsolidated Joint Ventures	17-18
Value-Added Fund	19
Portfolio Overview-Square Footage	20
In-Service Property Listing	21-23
Top 20 Tenants and Tenant Diversification	24
Office Properties—Lease Expiration Roll Out	25
Office/Technical Properties—Lease Expiration Roll Out	26
Retail Properties—Lease Expiration Roll Out	27
Grand Total—Office, Office/Technical, Industrial and Retail Properties	28
Greater Boston Area Lease Expiration Roll Out	29-30
Washington, D.C. Area Lease Expiration Roll Out	31-32
San Francisco Area Lease Expiration Roll Out	33-34
Midtown Manhattan Area Lease Expiration Roll Out	35-36
Princeton Area Lease Expiration Roll Out	37-38
CBD/Suburban Lease Expiration Roll Out	39-40
Hotel Performance and Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline—Construction in Progress	48
Value Creation Pipeline—Land Parcels and Purchase Options	49
Definitions	50-51

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability of our joint venture partners to satisfy their obligations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Third Quarter 2008

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of nine distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets—characterized by high barriers to the creation of new supply and strong real estate fundamentals—where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2008)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	146
Total Square Feet (includes unconsolidated joint ventures)	48.5 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	142.5 million
Dividend—Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.90%
Total Combined Market Capitalization	$21.0 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Third Quarter 2008

INVESTOR INFORMATION

Board of Directors			Management
Mortimer B. Zuckerman	Carol B. Einiger	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	President	Senior Vice President and Regional Manager of Princeton

Edward H. Linde	Alan J. Patricof	E. Mitchell Norville	Robert E. Pester
Chief Executive Officer and Director	Director, Chair of Audit Committee	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow	Richard E. Salomon	Raymond A. Ritchey	Robert E. Selsam
Director	Director, Chair of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Zoë Baird	Martin Turchin	Michael LaBelle	Frank D. Burt
Director, Chair of Nominating & Corporate Governance Committee	Director	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel

	David A. Twardock	Peter D. Johnston	Michael Walsh
	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

		Bryan J. Koop	Arthur S. Flashman
		Senior Vice President and Regional Manager of Boston	Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007
High Closing Price	$104.35	$105.04	$98.39	$113.60	$106.20
Low Closing Price	$87.00	$90.07	$82.10	$88.71	$92.82
Average Closing Price	$96.41	$97.79	$89.38	$100.95	$100.08
Closing Price, at the end of the quarter	$93.66	$90.22	$92.07	$91.81	$103.90
Dividends per share—annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield—annualized (1)	2.90%	3.01%	2.95%	2.96%	2.62%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (2)	142,455	142,447	142,182	141,910	141,676
Closing market value of outstanding shares and units (thousands)	$13,342,335	$12,851,568	$13,090,697	$13,028,757	$14,720,136

(1)	Excludes special dividend of $5.98 per share paid on January 30, 2008.
(2)	For additional detail, see page 13.

Timing
Quarterly results for 2008 will be announced according to the following schedule:

Fourth Quarter	Late January 2009

Boston Properties, Inc.

Third Quarter 2008

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
Mitchell Germain / Ian Hunter	Shelia McGrath / Bill Carrier	Thomas Cook	Rating Agencies:
Banc of America Securities	Keefe, Bruyette & Woods	Citigroup Global Markets
646.855.1794 / 646.855.0305	212.887.7793 / 212.887.3810	212.723.1112	Janice Svec
Fitch Ratings
Ross Smotrich / Jeff Langbaum	Jordan Sadler / Craig Mailman	Matthew Lynch	212.908.0304
Barclays Capital	KeyBanc Capital Markets	Credit Suisse Securities
212.412.6830 / 212.526.0971	917.368.2280 / 917.368.2316	212.325.6456	Karen Nickerson
Moody’s Investors Service
Michael Bilerman / Irwin Guzman	Nick Pirsos	Mark Streeter	212.553.4924
Citigroup Global Markets	Macquarie Research Equities	J.P. Morgan Securities
212.816.1383 / 212.816.1685	612.237.3081	212.834.5086	James Fielding
Standard & Poor’s
Steve Benyik	Steve Sakwa / Ian Weissman	Thierry Perrein / Jason Jones	212.438.2452
Credit Suisse North America	Merrill Lynch & Company	Wachovia
212.538.0239	212.449.0335 / 212.449.6255	704.715.8455 / 704.715.7932

Lou Taylor / Vin Chao	Mark Biffert / Marisha Clinton
Deutsche Bank Securities	Oppenheimer & Company
203.863.2381 / 212.250.8811	212.667.7062 / 212.667.7416

Wilkes Graham	David Rogers / Mike Carroll
Friedman, Billings, Ramsey	RBC Capital Markets
703.312.9737	440.715.2647 / 440.715.2649

Jay Habermann / Sloan Bohlen	John Guinee / Erin Aslakson
Goldman Sachs & Company	Stifel, Nicolaus & Company
917.343.4260 / 212.902.2796	443.224.1307 / 443.224.1350

Michael Knott / Matt Wokasch	James Feldman / Jonathon Petersen
Green Street Advisors	UBS Investment Research
949.640.8780 / 949.640.8780	212.713.4932 / 212.713.4057

Anthony Paolone / Michael Mueller
J.P. Morgan Securities
212.622.6682 / 212.622.6689

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2008

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-51.

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07
Income Items:
Revenue	$357,048	$368,520	$370,559	$380,790	$368,584
Straight-line rent (SFAS 13) (1) (2)	$(7,216)	$11,220	$13,073	$9,256	$8,245
Fair value lease revenue (SFAS 141) (2) (3)	$25,730	$7,105	$1,372	$1,341	$1,232
Company share of funds from operations from unconsolidated joint ventures	$34,312	$10,827	$4,305	$2,879	$3,379
Lease termination fees (included in revenue) (2)	$1,438	$1,509	$4,005	$2,881	$742
Capitalized interest	$11,265	$9,736	$9,485	$10,419	$8,375
Capitalized wages	$3,036	$3,012	$3,211	$3,271	$2,603
Operating Margins [(rental revenue—rental expense)/rental revenue] (4)	64.3%	67.7%	67.8%	67.5%	67.6%
Net income available to common shareholders	$48,506	$79,534	$88,461	$123,790	$242,370
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (5)	$137,945	$145,001	$134,723	$147,534	$139,054
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.13	$1.19	$1.11	$1.22	$1.15
Net income available to common shareholders per share—basic	$0.40	$0.66	$0.74	$1.04	$2.02
Net income available to common shareholders per share—diluted	$0.40	$0.66	$0.73	$1.02	$1.99
Dividends per common share (6)	$0.68	$0.68	$0.68	$6.66	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$135,835	$141,106	$119,831	$119,993	$123,557

Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (8)	3.40	3.53	3.33	3.50	3.30
Interest Coverage Ratio (including capitalized interest)—cash basis (8)	2.91	3.06	2.91	3.03	2.94
FFO Payout Ratio (9)	60.18%	57.14%	61.26%	55.74%	59.13%
FAD Payout Ratio (10)	72.86%	67.92%	79.92%	79.59%	77.07%

	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07
Capitalization:
Common Stock Price @ Quarter End	$93.66	$90.22	$92.07	$91.81	$103.90
Equity Value @ Quarter End	$13,342,335	$12,851,568	$13,090,697	$13,028,757	$14,720,136
Total Consolidated Debt	$6,111,463	$5,503,889	$5,527,832	$5,492,166	$5,409,268
Total Consolidated Market Capitalization	$19,453,798	$18,355,457	$18,618,529	$18,520,923	$20,129,404
Consolidated Debt/ Total Consolidated Market Capitalization (11)	31.42%	29.99%	29.69%	29.65%	26.87%
BXP’s Share of Joint Venture Debt	$1,552,461	$1,200,731	$236,648	$202,471	$236,111
Total Combined Debt	$7,663,924	$6,704,620	$5,764,480	$5,694,637	$5,645,379
Total Combined Market Capitalization (12)	$21,006,260	$19,556,189	$18,855,177	$18,723,394	$20,365,515
Combined Debt/Total Combined Market Capitalization (12) (13)	36.48%	34.28%	30.57%	30.41%	27.72%

(1)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Includes the Company‘s share of unconsolidated joint venture amounts. For additional detail, see page 18.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $10,571, $9,860, $9,180, $8,403 and $9,556 for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively. Operating margins for the three months ended September 30, 2008 are impacted by the establishment of non-cash reserves for the accrued straight-line rent balances associated with the Company’s leases with Lehman Brothers, Inc. and the law firm Heller Ehrman, LLP for $13.2 million and $7.8 million, respectively.
(5)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended September 30, 2007.
(6)	For the three months ended December 31, 2007, dividends per share includes the $5.98 per common share special dividend paid on January 30, 2008.
(7)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(8)	For additional detail, see page 11.
(9)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted. For the three months ended December 31, 2007, excludes the $5.98 per share special dividend paid on January 30, 2008.
(10)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2007, excludes the $5.98 per share special dividend paid on January 30, 2008.
(11)	For disclosures related to our definition of Consolidated Debt to Total Consolidated Market Capitalization, see page 50.
(12)	For additional detail, see page 13.
(13)	For disclosures related to our definition of Combined Debt to Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Third Quarter 2008

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07
ASSETS
Real estate	$9,434,884	$9,277,500	$9,231,874	$9,077,528	$8,961,830
Development in progress	813,404	735,372	619,165	700,762	629,138
Land held for future development	253,891	253,313	266,555	249,999	212,801
Real estate held for sale	—	—	—	221,606 (1)	—
Less accumulated depreciation	(1,710,875)	(1,647,145)	(1,589,686)	(1,531,707)	(1,488,077)

Total real estate	8,791,304	8,619,040	8,527,908	8,718,188	8,315,692
Cash and cash equivalents	55,597	112,110	794,643	1,506,921	1,894,198
Cash held in escrows	34,311	59,644	57,640	186,839	17,835
Marketable securities	16,160	20,372	23,404	22,584	—
Tenant and other receivables, net	57,554	42,116	34,580	58,074	43,199
Note receivable	270,000 (2)	270,000 (2)	100,000 (3)	—	—
Accrued rental income, net	316,411	326,149	313,011	300,594	299,082
Deferred charges, net	314,562	305,287	294,002	287,199	257,469
Prepaid expenses and other assets	44,039	26,511	51,357	30,566	55,658
Investments in unconsolidated joint ventures (4)	973,396	606,696	152,942	81,672	102,488

Total assets	$10,873,334	$10,387,925	$10,349,487	$11,192,637	$10,985,621

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,282,699	$2,535,496	$2,760,620	$2,726,127	$2,644,393
Unsecured senior notes, net of discount	1,472,258	1,472,141	1,472,027	1,471,913	1,471,801
Unsecured exchangeable senior notes, net of discount	2,037,506	1,296,252	1,295,185	1,294,126	1,293,074
Unsecured line of credit	319,000	200,000	—	—	—
Accounts payable and accrued expenses	164,986	183,192	128,769	145,692	133,714
Dividends and distributions payable	96,491	96,451	105,150	944,870	96,152
Accrued interest payable	48,705	55,979	47,355	54,487	46,671
Other liabilities (5)	167,646	187,104	221,432	232,705	198,314

Total liabilities	6,589,291	6,026,615	6,030,538	6,869,920	5,884,119

Commitments and contingencies	—	—	—	—	—

Minority interests	639,171	663,313	654,512	653,892	753,620

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 119,851,868, 119,756,240, 119,669,070, 119,502,485, and 119,253,212 outstanding, respectively	1,199	1,198	1,197	1,195	1,193
Additional paid-in capital	3,317,358	3,341,887	3,317,643	3,305,219	3,289,760
Earnings in excess of dividends	366,482	399,502	401,410	394,324	1,065,993
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(37,445)	(41,868)	(53,091)	(29,191)	(6,342)

Total stockholders’ equity	3,644,872	3,697,997	3,664,437	3,668,825	4,347,882

Total liabilities and stockholders’ equity	$10,873,334	$10,387,925	$10,349,487	$11,192,637	$10,985,621

(1)	At December 31, 2007, Real Estate Held for Sale consisted of the Mountain View Research Park and Technology Park properties which were transferred into the Company’s Value-Added Fund on January 7, 2008.
(2)	The note receivable represents a partner loan from the Company to the joint venture that owns the General Motors Building, see page 17.
(3)	Represents the balance of the promissory note due from the Value-Added Fund and payable to the Company, which related to the transfer by the Company of the Mountain View properties to the Value-Added Fund in January 2008. The promissory note bore interest at a rate of 7% per annum and was scheduled to mature in October 2008, subject to extension at the option of the Value-Added Fund until April 2009. The Value-Added Fund obtained third-party financing secured by the Mountain View Research Park properties on May 30, 2008 and repaid the remaining outstanding balance on the note to the Company.
(4)	For additional detail, see page 18.
(5)	At September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, Other Liabilities included approximately $1.3 million, $1.8 million, $2.3 million, $26.1 million and $26.5 million and approximately $1.6 million, $3.1 million, $4.6 million, $6.1 million and $8.4 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue, approximately $25.0 million, $25.0 million, $24.8 million, $24.4 million and $24.0 million, respectively, related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center and the fair values of the Company’s interest rate hedging contracts of approximately $0.01 million, $8.2 million, $53.2 million, $25.7 million and $3.5 million, respectively.

Boston Properties, Inc.

Third Quarter 2008

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07
Revenue:
Rental
Base Rent (1)	$266,205	$281,072	$281,394	$277,088	$268,277
Recoveries from tenants	55,968	49,848	48,884	46,926	44,934
Parking and other	16,624	17,317	16,501	16,845	16,328

Total rental revenue	338,797	348,237	346,779	340,859	329,539
Hotel revenue	8,482	9,708	6,524	13,121	8,646
Development and management services	9,557	6,460	5,477	5,378	5,318
Interest and other (2)	212	4,115	11,779	21,432	25,081

Total revenue	357,048	368,520	370,559	380,790	368,584

Expenses:
Operating	77,324	71,227	70,369	68,610	68,647
Real estate taxes	50,391	47,876	47,364	47,855	44,859
Hotel operating	6,318	6,449	5,897	9,059	6,275
General and administrative (2) (3)	18,758	17,467	19,588	16,594	20,189
Interest (4)	68,308	64,564	67,839	68,289	69,929
Depreciation and amortization	75,321	74,389	74,671	71,421	70,916
Net derivative losses	6,318	(257)	3,788	—	—
Losses from early extinguishments of debt (5)	—	—	—	—	2,695

Total expenses	302,738	281,715	289,516	281,828	283,510

Income before income from unconsolidated joint ventures	54,310	86,805	81,043	98,962	85,074
Minority interests in property partnerships	(525)	(420)	(625)	(84)	—
Income from unconsolidated joint ventures	2,644	1,855	1,042	805	1,390

Income before minority interest in Operating Partnership	56,429	88,240	81,460	99,683	86,464
Minority interest in Operating Partnership (6)	(9,420)	(14,009)	(13,024)	(23,181)	(13,946)

Income before gains on sales of real estate	47,009	74,231	68,436	76,502	72,518
Gains on sales of real estate, net of minority interest	1,497	5,303	20,025	—	168,495

Income before discontinued operations	48,506	79,534	88,461	76,502	241,013
Income from discontinued operations, net of minority interest	—	—	—	862	1,357
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	—	46,426	—

Net income available to common shareholders	$48,506	$79,534	$88,461	$123,790	$242,370

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share—basic	$0.40	$0.66	$0.74	$1.04	$2.02

Net income available to common shareholders per share—diluted	$0.40	$0.66	$0.73	$1.02	$1.99

(1)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Interest and other includes $(795), $(160), $(597), $(294) and $31, and general and administrative expenses includes $(770), $(138), $(657), $(245) and $43 for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively, related to the Company’s deferred compensation plan.
(3)	General and administrative expenses includes a write-off of approximately $1.4 million and $4.5 million of costs related to abandoned development projects for the three months ended March 31, 2008 and September 30, 2007, respectively.
(4)	Interest expense is reported net of capitalized interest of $11,265, $9,736, $9,485, $10,419 and $8,375 for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(5)	Includes an approximately $2.7 million loss from the early extinguishment of debt associated with the sale of real estate for the three months ended September 30, 2007.
(6)	Equals minority interest share of 14.58%, 14.51%, 14.56%, 14.58% and 14.62% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2008

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07		30-Sep-07
Net income available to common shareholders	$48,506	$79,534	$88,461	$123,790		$242,370
Add:
Minority interest in Operating Partnership	9,420	14,009	13,024	23,181		13,946
Minority interests in property partnerships	525	420	625	84		—
Less:
Income from unconsolidated joint ventures	2,644	1,855	1,042	805		1,390
Gains on sales of real estate, net of minority interest	1,497	5,303	20,025	—		168,495
Income from discontinued operations, net of minority interest	—	—	—	862		1,357
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	—	46,426		—

Income before minority interests and income from unconsolidated joint ventures	54,310	86,805	81,043	98,962		85,074
Add:
Real estate depreciation and amortization (1)	106,475	82,838	77,619	73,306		73,195
Income from discontinued operations	—	—	—	1,009		1,589
Income from unconsolidated joint ventures	2,644	1,855	1,042	805		1,390
Less:
Minority property partnerships’ share of funds from operations	1,013	928	1,111	437		—
Preferred distributions	931	949	905	926	(2)	1,054

Funds from operations (FFO)	161,485	169,621	157,688	172,719		160,194
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	—		2,675

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	161,485	169,621	157,688	172,719		162,869
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,540	24,620	22,965	25,185		23,815

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$137,945	$145,001	$134,723	$147,534		$139,054

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.15	$1.21	$1.13	$1.24		$1.17

FFO per share—basic	$1.15	$1.21	$1.13	$1.24		$1.15

Weighted average shares outstanding—basic	119,832	119,753	119,536	119,249		119,010

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.13	$1.19	$1.11	$1.22		$1.15

FFO per share—diluted	$1.13	$1.19	$1.11	$1.22		$1.13

Weighted average shares outstanding—diluted	122,830	122,776	122,483	122,338		122,298

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $75,321, $74,389, $74,671, $71,421 and $70,916, our share of unconsolidated joint venture real estate depreciation and amortization of $31,669, $8,972, $3,263, $2,074 and $1,989 and depreciation and amortization from discontinued operations of $0, $0, $0, $234 and $700, less corporate related depreciation of $515, $523, $315, $423, and $410 for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(2)	Excludes approximately $8.7 million for the three months ended December 31, 2007 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007 was 85.42%, 85.49%, 85.44%, 85.42% and 85.38%, respectively.

Boston Properties, Inc.

Third Quarter 2008

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007			September 30, 2007
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$161,485	140,281	$169,621	140,086	$157,688	139,911	$172,719		139,605	$162,869	139,392
Effect of Dilutive Securities
Convertible Preferred Units	931	1,461	949	1,461	905	1,461	926	(1)	1,460	1,054	1,644
Stock Options and Exchangeable Notes	—	1,537	—	1,562	—	1,486	—		1,629	—	1,645

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$162,416	143,279	$170,570	143,109	$158,593	142,858	$173,645		142,694	$163,923	142,681

Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,180	20,449	24,235	20,333	22,620	20,375	24,772		20,356	23,416	20,382

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (2)	$139,236	122,830	$146,335	122,776	$135,973	122,483	$148,873		122,338	$140,507	122,299

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.15		$1.21		$1.13		$1.24			$1.17

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.13		$1.19		$1.11		$1.22			$1.15

(1)	Excludes approximately $8.7 million for the three months ended December 31, 2007 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007 was 85.73%, 85.79%, 85.74%, 85.73% and 85.72%, respectively.

Boston Properties, Inc.

Third Quarter 2008

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$161,485	$169,621	$157,688	$172,719	$162,869
2nd generation tenant improvements and leasing commissions	(18,278)	(10,281)	(26,600)	(28,553)	(22,192)
Straight-line rent (1) (2)	7,216	(11,220)	(13,073)	(9,256)	(8,245)
Recurring capital expenditures	(8,252)	(5,075)	(4,296)	(16,217)	(10,498)
Fair value interest adjustment (1)	375	(627)	(809)	(789)	(725)
Fair value lease revenue (SFAS 141) (1)	(25,730)	(7,105)	(1,372)	(1,341)	(1,232)
Hotel improvements, equipment upgrades and replacements	(446)	(289)	(993)	(67)	(214)
Non real estate depreciation	515	523	315	423	410
Stock-based compensation	6,471	5,631	5,183	3,040	3,047
Net derivative losses	6,318	(257)	3,788	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	2,161	185	—	34	337

Funds available for distribution to common shareholder and common unitholders (FAD)	$131,835	$141,106	$119,831	$119,993	$123,557

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$54,310	$86,805	$81,043	$98,962	$85,074
Interest expense	68,308	64,564	67,839	68,289	69,929
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	—	2,675
Net derivative losses	6,318	(257)	3,788	—	—
Depreciation and amortization expense	75,321	74,389	74,671	71,421	70,916
Depreciation from joint ventures	31,669	8,972	3,263	2,074	1,989
Income from unconsolidated joint ventures	2,644	1,855	1,042	805	1,390
Stock-based compensation	6,471	5,631	5,183	3,040	3,047
Discontinued operations—depreciation expense	—	—	—	234	700
Discontinued operations	—	—	—	1,009	1,589
Straight-line rent (1) (2)	7,216	(11,220)	(13,073)	(9,256)	(8,245)
Fair value lease revenue (SFAS 141) (1)	(25,730)	(7,105)	(1,372)	(1,341)	(1,232)

Subtotal	226,527	223,634	222,384	235,237	227,832

Interest expense (2)	66,561	63,364	66,833	67,294	69,012
Interest Coverage Ratio	3.40	3.53	3.33	3.50	3.30

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$54,310	$86,805	$81,043	$98,962	$85,074
Interest expense	68,308	64,564	67,839	68,289	69,929
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	—	2,675
Net derivative losses	6,318	(257)	3,788	—	—
Depreciation and amortization expense	75,321	74,389	74,671	71,421	70,916
Depreciation from joint ventures	31,669	8,972	3,263	2,074	1,989
Income from unconsolidated joint ventures	2,644	1,855	1,042	805	1,390
Stock-based compensation	6,471	5,631	5,183	3,040	3,047
Discontinued operations—depreciation expense	—	—	—	234	700
Discontinued operations	—	—	—	1,009	1,589
Straight-line rent (1) (2)	7,216	(11,220)	(13,073)	(9,256)	(8,245)
Fair value lease revenue (SFAS 141) (1)	(25,730)	(7,105)	(1,372)	(1,341)	(1,232)

Subtotal	226,527	223,634	222,384	235,237	227,832
Divided by:

Interest expense (3) (4)	77,826	73,100	76,318	77,713	77,387

Interest Coverage Ratio	2.91	3.06	2.91	3.03	2.94

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(3)	Excludes amortization of financing costs of $1,747, $1,200, $1,006, $995 and $917 for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(4)	Includes capitalized interest of $11,265, $9,736, $9,485, $10,419 and $8,375 for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.

Boston Properties, Inc.

Third Quarter 2008

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during the applicable period as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07
Total Revenue (1)	$—	$—	$—	$1,612	$2,923

Expenses:
Operating	—	—	—	369	634
Hotel operating	—	—	—	—	—
Depreciation and amortization	—	—	—	234	700

Total Expenses	—	—	—	603	1,334
Income before minority interest in Operating Partnership	—	—	—	1,009	1,589
Minority interest in Operating Partnership	—	—	—	147	232

Income from discontinued operations (net of minority interest)	$—	$—	$—	$862	$1,357

Properties (2):				Orbital Sciences Campus	Orbital Sciences Campus
				Broad Run, Building E	Broad Run, Building E

(1)	The impact of the straight-line rent adjustment increased revenue by $0, $0, $0, $34 and $68 for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(2)	Discontinued operations does not include the operations of Democracy Center due to the Company’s continuing involvement in the management, for a fee, of this property subsequent to the sale through an agreement with the buyer.

Boston Properties, Inc.

Third Quarter 2008

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal September 30, 2008
Mortgage Notes Payable	$2,282,699

Unsecured Line of Credit	319,000

Unsecured Senior Notes, net of discount	1,472,258
Unsecured Exchangeable Senior Notes	2,037,506

Total Consolidated Debt	$6,111,463

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03	3/18/03	1/17/03	12/13/02	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.194%	5.693%	6.291%	6.381%	6.03%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.66%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,055	$191	$225	$1,271	2,742

Unsecured Senior Notes, net of discount	$248,945	$299,809	$174,775	$748,729	$1,472,258

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	2/6/2007	4/6/2006
Principal Amount	$747,500	$862,500	$450,000		$2,060,000
Yield (on issue date)	4.057%	3.462%	3.787%		3.742%
Coupon	3.625%	2.875%	3.787%
Exchange Rate	8.5051 (1)	7.0430 (2)	10.0066 (3)
First Optional Redemption Date	1/1/2014	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	7,321	15,173	—		22,494

Unsecured Senior Exchangeable Notes	$740,179	$847,327	$450,000		$2,037,506

Equity

(in thousands)

	Shares/Units Outstanding as of 9/30/08	Common Stock Equivalents		Equivalent (4)
Common Stock	119,852	119,852	(5)	$11,225,338
Common Operating Partnership Units	21,142	21,142	(6)	1,980,160
Series Two Preferred Operating Partnership Units	1,113	1,461		136,837

Total Equity		142,455		$13,342,335

Total Consolidated Debt				$6,111,463

Total Consolidated Market Capitalization				19,453,798

BXP’s share of Joint Venture Debt				1,552,461	(8)
Total Combined Debt (7)				7,663,924

Total Combined Market Capitalization (9)				$21,006,260

(1)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share, representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million.
(2)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 6.6090 to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.
(3)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.
(4)	Value based on September 30, 2008 closing price of $93.66 per share of common stock.
(5)	Includes 32 shares of restricted stock.
(6)	Includes 946 long-term incentive plan units, but excludes 1,086 unvested outperformance plan units.
(7)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(8)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(9)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Third Quarter 2008

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

(in thousands)

	2008	2009	2010	2011	2012	Thereafter	Total
Floating Rate Debt	$—	$177,205	$337,539	$64,110	$—	$—	$578,854
Fixed Rate Debt	22,943	95,442	132,870	545,153	946,999	3,789,202	5,532,609

Total Consolidated Debt	$22,943	$272,647	$470,409	$609,263	$946,999	$3,789,202	$6,111,463

GAAP Weighted Average Floating Rate Debt	—	5.21%	4.67%	4.35%	—	—	4.80%
GAAP Weighted Average Fixed Rate Debt	8.00%	6.38%	7.86%	7.02%	3.69%	5.26%	5.26%

Total GAAP Weighted Average Rate	8.00%	5.62%	5.57%	6.74%	3.69%	5.26%	5.21%

Unsecured Debt

Unsecured Line of Credit—Matures August 3, 2010 (2)

(in thousands)

Facility	Outstanding @ 9/30/2008	Letters of Credit	Remaining Capacity @ 9/30/2008
$1,000,000	$319,000	$39,360	$641,640

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	62.65%	4.50%	4.70%	4.5 years
Secured Debt	37.35%	6.23%	6.07%	5.3 years

Total Consolidated Debt	100.00%	5.15%	5.21%	4.8 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (3)		GAAP Weighted Average Rate		Weighted Average Maturity
Floating Rate Debt	9.47%	3.89	%(3)	4.80	%(3)	1.7 years
Fixed Rate Debt	90.53%	5.28%		5.26%		5.1 years

Total Consolidated Debt	100.00%	5.15%		5.21%		4.8 years

Interest Rate Hedging Instruments (4)

(in thousands)

	Notional Amount		Weighted Average 10 Year Treasury Rate	Settlement Date		Other Comprehensive Loss Balance
Treasury Locks	$325,000		4.74%	4/1/2008	(5)	$24,432
Forward-starting interest rate swap	50,000		4.61%	7/31/2008	(6)	1,949

	$375,000	(8)	4.72%			$26,381	(8)

Treasury Locks	$50,000		4.28%	7/31/2008	(6)	$1,218
Forward-starting interest rate swaps	100,000		4.46%	7/31/2008	(7)	5,954

	$150,000		4.40%			$7,172

Total	$525,000		4.63%			$33,553

(1)	Excludes unconsolidated joint ventures.
(2)	Unsecured Line of Credit has a one-year extension option.
(3)	The Company has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.57% per annum plus a credit spread of 1.25% on a notional amount of $96.7 million. The swap contract went into effect on October 22, 2007 and expires on October 29, 2008.
(4)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company's existing portfolio.
(5)	On April 1, 2008, the Company cash-settled these Treasury Locks and made cash payments to the counterparties totaling approximately $33.5 million.
(6)	On July 31, 2008, the Company cash-settled at maturity its two remaining treasury lock contracts and one forward-starting interest rate swap contract with notional amounts aggregating $100.0 million and made aggregate cash payments to the counterparties totaling approximately $3.9 million.
(7)	On September 2, 2008, the Company cash-settled at maturity its remaining forward-starting interest rate swap contracts with notional amounts aggregating $100.0 million and made aggregate cash payments to the counterparties totaling approximately $6.0 million.
(8)	On September 9, 2008, the Company executed an interest rate lock agreement with lenders for an all-in fixed rate inclusive of the credit spread of 6.10% per annum for an eight-year, $375.0 million loan collateralized by its Four Embarcadero Center property.

Boston Properties, Inc.

Third Quarter 2008

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

(in thousands)

Property	2008	2009	2010	2011	2012	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
Citigroup Center	2,261	9,453	10,136	456,898	—	—	478,748
South of Market	—	177,205	—	—	—	—	177,205	(2)
505 9th Street	—	—	—	—	—	130,000	130,000
One Freedom Square	573	2,375	2,513	2,660	66,093	—	74,214
Wisconsin Place Office	—	—	—	64,110	—	—	64,110	(2)
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	236	994	56,306	—	—	—	57,536
140 Kendrick Street	395	1,637	1,730	1,828	1,932	48,359	55,881
New Dominion Technology Park, Building One	1	1,595	1,716	1,846	1,987	45,416	52,561
1330 Connecticut Avenue	626	2,577	2,701	45,021	—	—	50,925
Reservoir Place	521	48,592	—	—	—	—	49,113
Kingstowne Two and Retail	467	1,499	1,585	1,676	1,773	35,064	42,064
10 & 20 Burlington Mall Rd & 91 Hartwell	240	994	1,069	32,524	—	—	34,827
10 Cambridge Center	217	916	29,677	—	—	—	30,810
Sumner Square	178	747	804	865	930	22,896	26,420
Montvale Center	—	—	—	—	25,000	—	25,000
Eight Cambridge Center	194	819	22,911	—	—	—	23,924
1301 New York Avenue	458	21,628	—	—	—	—	22,086
Kingstowne One	197	624	659	696	736	17,031	19,943
University Place	238	992	1,063	1,139	1,221	14,999	19,652
Democracy Tower (formerly South of Market—Phase II)	—	—	18,539	—	—	—	18,539	(2)
Bedford Business Park	16,141	—	—	—		—	16,141	(3)

	22,943	272,647	151,409	609,263	99,672	1,126,765	2,282,699

Unsecured Senior Notes (4)	—	—	—	—	847,327	2,662,437	3,509,764
Unsecured Line of Credit	—	—	319,000	—	—	—	319,000	(5)

	$22,943	$272,647	$470,409	$609,263	$946,999	$3,789,202	$6,111,463

% of Total Consolidated Debt	0.37%	4.46%	7.70%	9.97%	15.50%	62.00%	100.00%
Balloon Payments	$15,807	$245,449	$444,878	$592,807	$937,033	$3,613,872	$5,849,846
Scheduled Amortization	$7,136	$27,198	$25,531	$16,456	$9,966	$175,330	$261,617

(1)	Excludes unconsolidated joint ventures.
(2)	The Company has two, one-year extension options.
(3)	Debt retired on October 10, 2008.
(4)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs rather than their stated maturity dates.
(5)	Unsecured Line of Credit has a one-year extension option.

Boston Properties, Inc.

Third Quarter 2008

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2008 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

September 30, 2008
Total Assets:
Capitalized Property Value (1)	$14,575,925
Cash and Cash Equivalents	55,597
Investments in Marketable Securities	16,160
Undeveloped Land, at Cost	253,891
Development in Process, at Cost (including Joint Venture %)	1,114,954

Total Assets	$16,016,527

Unencumbered Assets	$9,407,015

Secured Debt (Fixed and Variable) (2)	$2,268,371
Joint Venture Debt	1,552,801
Contingent Liabilities & Letters of Credit	45,605
Unsecured Debt (3)	3,854,000

Total Outstanding Debt	$7,720,777

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$54,310
Add: Interest Expense (per Consolidated Income Statement)	68,308
Add: Depreciation and Amortization (per Consolidated Income Statement)	75,321
Add: Net derivative losses	6,318
Add: Non-recurring or extraordinary items	21,000
Add: Loss from early extinguishment of debt	—

EBITDA	225,257
Add: Company share of unconsolidated joint venture EBITDA	56,165

Consolidated EBITDA	$281,422

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$68,308
Add: Company share of unconsolidated joint venture interest expense	22,426
Less: Amortization of financing costs	(1,747)
Less: Interest expense funded by construction loan draws	(1,666)

Adjusted Interest Expense	$87,321

Covenant Ratios and Related Data	Test		Actual
Total Outstanding Debt/Total Assets	Less than 60%		48.2%
Secured Debt/Total Assets	Less than 50%		23.9%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50	x	3.22
Unencumbered Assets/ Unsecured Debt	Greater than 150%		244.1%

Unencumbered Consolidated EBITDA			$168,976

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured
Interest Expense)			4.27

% of unencumbered Consolidated EBITDA to Consolidated EBITDA			66.5%

# of unencumbered properties			95

(1)	Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes Fair Value Adjustment of $14,328
(3)	Excludes Debt Discount of $25,236

Boston Properties, Inc.

Third Quarter 2008

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2008	2009	2010	2011	2012	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)
125 West 55th Street (60%)	—	—	158,100	—	—	—	158,100
Two Grand Central Tower (60%)	—	—	114,000	—	—	—	114,000
540 Madison Avenue (60%)	60	240	240	240	240	70,920	71,940
Metropolitan Square (51%)	274	1,152	63,437	—	—	—	64,863
Market Square North (50%)	300	1,260	41,549	—	—	—	43,109
901 New York Avenue (25%)	154	635	669	705	742	39,195	42,100
Eighth Avenue and 46th Street (50%)	—	11,800	—	—	—	—	11,800
Annapolis Junction (50%)	—	—	18,021	—	—	—	18,021	(2)
Wisconsin Place Retail (5%)	—	—	2,364	—	—	—	2,364	(2)

	$788	$15,087	$398,380	$945	$982	$1,073,715	$1,489,897

GAAP Weighted Average Rate	7.33%	5.87%	6.92%	5.56%	5.55%	6.58%	6.66%
% of Total Debt	0.05%	1.01%	26.74%	0.06%	0.07%	72.07%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated WeightedAverage Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	2.16%	4.39%	4.68%	1.4 years
Fixed Rate Debt	97.84%	6.02%	6.71%	6.8 years

Total Debt	100.00%	5.99%	6.66%	6.7 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	Debt has options of two, one-year extensions.

Boston Properties, Inc.

Third Quarter 2008

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2008

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)(2)	Annapolis Junction (1)	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
Investment (5)	$713,479	(6)	$122,462	$147,535	$97,990	$5,845	$37,699	$(572)	$49,007	$8,140	$19,647	$1,201,232	$42,164	$1,243,396
Note Receivable (6)	270,000		—	—	—	—	—	—	—	—	—	270,000	—	270,000

Net Equity	$443,479		$122,462	$147,535	$97,990	$5,845	$37,699	$(572)	$49,007	$8,140	$19,647	$931,232	$42,164	$973,396

Mortgage/Construction loans payable (5)	$963,600		$158,100	$114,000	$71,940	$43,109	$64,863	$42,100	$2,364	$18,021	$11,800	$1,489,897	$62,904	$1,552,801

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	23.89%	50.00%	50.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2008

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)(2)	Annapolis Junction (1)	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
REVENUE
Rental	$50,031	$4,563	$4,848	$3,303	$6,030	$7,496	$7,951		$321	$—	$—	$84,543	$3,913	$88,456
Straight-line rent (SFAS 13)	3,000	1,224	174	325	(101)	132	238		—	—	—	4,992	221	5,213
Fair value lease revenue (SFAS 141)	35,183	1,927	2,011	705	—	—	—		—	—	—	39,826	930	40,756

Total revenue	88,214	7,714	7,033	4,333	5,929	7,628	8,189		321	—	—	129,361	5,064	134,425

EXPENSES
Operating	19,012	1,875	2,036	1,419	2,272	3,113	3,039		479	10	—	33,255	2,307	35,562

NET OPERATING INCOME	69,202	5,839	4,997	2,914	3,657	4,515	5,150		(158)	(10)	—	96,106	2,757	98,863

Interest	26,097	2,572	1,563	1,044	1,674	2,620	2,214		—	—	—	37,784	2,704	40,488
Interest other—partner loans	12,741	—	—	—	—	—	—		—	—	—	12,741	—	12,741
Depreciation and amortization	39,954	3,809	2,792	1,574	1,127	1,656	1,508		280	—	—	52,700	2,482	55,182

SUBTOTAL	78,792	6,381	4,355	2,618	2,801	4,276	3,722		280	—	—	103,225	5,186	108,411

Gains on sale of real estate	—	—	—	—	—	—	—		—	—	—	—	—	—
Losses from early extinguishment of debt	—	—	—	—	—	—	—		—	—		—	—	—

NET INCOME/(LOSS)	$(9,590)	$(542)	$642	$296	$856	$239	$1,428		$(438)	$(10)	$—	$(7,119)	$(2,429)	$(9,548)

BXP’s share of net income/(loss)	$(5,754)	$(325)	$384	$178	$428	$122	$894	(7)	$(134)	$(5)	$—	$(4,212)	$(788)	$(5,000)
Elimination of inter-entity interest on partner loan	7,644	—	—	—	—	—	—		—	—	—	7,644	—	$7,644

Income from unconsolidated joint ventures	$1,890	$(325)	$384	$178	$428	$122	$894		$(134)	$(5)	$—	$3,432	$(788)	$2,644
BXP’s share of depreciation & amortization	23,972	2,285	1,675	944	564	845	384		93	—	—	30,762	906	31,668

BXP’s share of Funds from Operations (FFO)	$25,862	$1,960	$2,059	$1,122	$992	$967	$1,278		$(41)	$(5)	$—	$34,194	$118	$34,312

BXP’s share of net operating income/(loss)	$41,521	$3,503	$2,998	$1,748	$1,829	$2,303	$1,288		$(41)	$(5)	$—	$55,144	$1,255	$56,399

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by it’s partners.
(7)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Third Quarter 2008

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company's portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$7.42	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	45.2%	20.68	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,989	56.9%	28.97	41,029	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	76.6%	24.30	9,500	(6)

Total	26	1,054,095	61.7%	$23.36	$62,904

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2008

Value-Added Fund
REVENUE
Rental	$3,913
Straight-line rent (SFAS 13)	221
Fair value lease revenue (SFAS 141)	930

Total revenue	5,064

EXPENSES
Operating	2,307

SUBTOTAL	2,757

Interest	2,704
Depreciation and amortization	2,482

SUBTOTAL	5,186

Gains on sale of real estate	—
Loss from early extinguishment of debt	—

NET INCOME	$(2,429)

BXP’s share of net income	$(788)
BXP’s share of depreciation & amortization	906

BXP’s share of Funds from Operations (FFO)	$118

The Company’s Equity in the Value-Added Fund	$42,164

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

Third Quarter 2008

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended September 30, 2008 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	7,989,030		20.3%	834,062	2.0%	8,823,092		26.4%	0.8%	23.1%
Greater Washington	7,695,429	(5)	20.5%	825,232	1.1%	8,520,661	(5)	25.5%	—	21.6%
Greater San Francisco	4,973,723		12.8%	—	—	4,973,723		14.9%	—	12.8%
Midtown Manhattan	8,824,765	(6)	39.5%	—	—	8,824,765	(6)	26.4%	—	39.5%
Princeton/East Brunswick, NJ	2,324,692		3.0%	—	—	2,324,692		6.9%	—	3.0%

	31,807,639		96.1%	1,659,294	3.1%	33,466,933		100.0%	0.8%	100.0%

% of Total	95.0%			5.0%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)
Geographic Area	CBD	Suburban	Total
Greater Boston	17.0%	6.1%	23.1%
Greater Washington	9.5%	12.1%	21.6%
Greater San Francisco	10.3%	2.5%	12.8%
Midtown Manhattan	39.5%	—	39.5%
Princeton/East Brunswick, NJ	—	3.0%	3.0%

Total	76.3%	23.7%	100.0%

Hotel Properties
Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	431	330,400
Total Hotel Properties	431	330,400

Structured Parking
	Number of Spaces	Square Feet
Total Structured Parking	32,542	10,336,047

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income availabe to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(3)	Includes approximately 1,600,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income and includes the Company's share of each unconsolidated joint venture other than the Value-Added Fund.
(5)	Includes 586,887 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.
(6)	Includes 1,787,438 square feet at General Motors Building, 558,671 square feet at 125 West 55th Street, 635,275 square feet at Two Grand Central Tower and 283,385 square feet at 540 Madison Avenue which are all 60% owned by Boston Properties.

Boston Properties, Inc.

Third Quarter 2008

In-Service Property Listing

as of September 30, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,190,403	94.1%	$41.85	N	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	859,642	99.6%	62.64	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,939	100.0%	39.47	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	509,806	97.2%	71.01	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	52.76	N	CBD
One Cambridge Center	East Cambridge MA	1	215,385	80.4%	38.94	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	77.7%	31.82	N	CBD
Four Cambridge Center	East Cambridge MA	1	198,295	92.8%	40.77	N	CBD
Five Cambridge Center	East Cambridge MA	1	240,480	99.3%	45.02	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.80	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.21	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	90.2%	47.82	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	38.28	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	527,611	92.9%	30.27	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	34.35	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.36	Y	S
230 CityPoint (formerly Prospect Place)	Route 128 Mass Turnpike MA	1	298,012	84.2%	31.90	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,262	54.6%	22.64	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	53.15	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,311	100.0%	34.43	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	36.16	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,180	88.8%	24.22	Y	S
Bedford Business Park	Route 128 Northwest MA	1	92,207	98.4%	22.07	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	32.38	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	76.9%	26.10	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	25.41	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	32.90	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	31.84	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,373	88.3%	25.80	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	30.38	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	35.55	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	30.50	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,773	64.4%	20.79	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.57	N	S

		41	7,989,030	94.5%	$40.69

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	82.34	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.48	N	CBD
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	20.93	N	S
Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	18.61	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		7	834,062	72.3%	$43.67

Total Greater Boston:		48	8,823,092	92.4%	$40.91

Boston Properties, Inc.

Third Quarter 2008

In-Service Property Listing (continued)

as of September 30, 2008

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	619,586	100.0%	$45.82	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.02	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,887	99.9%	49.42	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.28	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	56.45	Y	CBD
(2)	505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,926	100.0%	52.65	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	56.22	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	49.40	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	56.41	Y	CBD
(2)	635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	100.0%	45.00	Y	CBD
	Montvale Center	Montgomery County MD	1	122,808	82.5%	26.78	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	90.8%	39.66	N	S
	Kingstowne One	Fairfax County VA	1	150,838	100.0%	33.87	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	95.7%	34.12	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.62	Y	S
	One Freedom Square	Fairfax County VA	1	414,433	100.0%	40.16	Y	S
	Two Freedom Square	Fairfax County VA	1	421,676	98.8%	43.46	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	28.75	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	93.8%	30.66	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	44.50	N	S
	New Dominion Technology Park—Building One	Fairfax County VA	1	235,201	100.0%	32.95	Y	S
	New Dominion Technology Park—Building Two	Fairfax County VA	1	257,400	100.0%	41.91	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	33.71	N	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	36.28	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	34.33	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	34.68	N	S

			29	7,695,429	99.1%	$42.83

Office/Technical
	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.31	N	S
	6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	19.92	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	22.53	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.59	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.38	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	18.21	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.10	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	28.89	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.35	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.11	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	17.77	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	26.05	N	S

			13	825,232	91.6%	$19.10

	Total Greater Washington:		42	8,520,661	98.4%	$40.69

Boston Properties, Inc.

Third Quarter 2008

In-Service Property Listing (continued)

as of September 30, 2008

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
	599 Lexington Avenue	Park Avenue NY	1	1,030,815	100.0%	$70.40	Y	CBD
	Citigroup Center	Park Avenue NY	1	1,590,013	97.7%	77.86	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,700,200	100.0%	86.04	N	CBD
	Times Square Tower	Times Square NY	1	1,238,968	99.6%	66.13	N	CBD
(2)	General Motors Building (60% ownership)	Plaza District NY	1	1,787,438	98.1%	100.78	Y	CBD
(2)	125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	558,671	100.0%	67.48	Y	CBD
(2)	Two Grand Central Tower (60% ownership)	Grand Central District NY	1	635,275	99.8%	55.53	Y	CBD
(2)	540 Madison Avenue (60% ownership)	5th/Madison District NY	1	283,385	93.1%	85.27	Y	CBD

	Total Midtown Manhattan:		8	8,824,765	98.9%	$79.48

Princeton/East Brunswick, NJ
Office
	101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.77	N	S
	104 Carnegie Center	Princeton NJ	1	102,830	94.4%	34.38	N	S
	105 Carnegie Center	Princeton NJ	1	69,955	55.3%	24.71	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.39	N	S
	202 Carnegie Center	Princeton NJ	1	130,582	81.1%	32.71	Y	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.51	Y	S
	210 Carnegie Center	Princeton NJ	1	161,776	93.4%	34.85	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.73	N	S
	212 Carnegie Center	Princeton NJ	1	149,354	95.7%	36.49	N	S
	214 Carnegie Center	Princeton NJ	1	150,774	81.3%	32.17	Y	S
	302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.00	N	S
	502 Carnegie Center	Princeton NJ	1	116,855	100.0%	35.85	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.48	N	S
	506 Carnegie Center	Princeton NJ	1	136,213	100.0%	34.65	N	S
	508 Carnegie Center	Princeton NJ	1	132,653	56.1%	32.04	N	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	27.73	N	S

			15	1,911,015	91.3%	$32.43

	One Tower Center	East Brunswick NJ	1	413,677	49.5%	33.09	N	S

			1	413,677	49.5%	$33.09

	Total Princeton/East Brunswick, NJ:		16	2,324,692	83.9%	$32.50

Greater San Francisco
Office
	Embarcadero Center One	CBD San Francisco CA	1	830,290	86.7%	$47.52	N	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	778,337	97.3%	52.14	N	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	774,810	84.7%	42.54	N	CBD
	Embarcadero Center Four	CBD San Francisco CA	1	936,561	93.5%	61.79	N	CBD

			4	3,319,998	90.6%	$51.69

	611 Gateway	South San Francisco CA	1	256,302	100.0%	33.56	N	S
	601 and 651 Gateway	South San Francisco CA	2	506,028	96.5%	30.79	N	S
(2)	North First Business Park	San Jose, CA	5	190,636	75.8%	15.04	N	S
	303 Almaden	San Jose, CA	1	156,859	94.1%	$32.25	N	CBD
	3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$14.34	N	S

			13	1,653,725	95.6%	$24.27

	Total Greater San Francisco:		17	4,973,723	92.3%	$42.21

	Total In-Service Properties:		131	33,466,933	95.0%	$51.11

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Third Quarter 2008

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,825,576	(1)	5.46%
2	Lockheed Martin	1,292,429		3.86%
3	Citibank	1,085,570	(2)	3.24%
4	Genentech	546,750		1.63%
5	Kirkland & Ellis	502,046	(3)	1.50%
6	Gillette	484,051		1.45%
7	Shearman & Sterling	472,808		1.41%
8	Weil Gotshal Manges	456,744	(4)	1.36%
9	O’Melveny & Myers	446,039		1.33%
10	Lehman Brothers	436,723	(5)	1.31%
11	Parametric Technology	380,987		1.14%
12	Accenture	378,867		1.13%
13	Finnegan Henderson Farabow	356,195	(6)	1.06%
14	Ann Taylor	338,942		1.01%
15	Northrop Grumman	327,677		0.98%
16	Biogen Idec	317,341		0.95%
17	Washington Group International	299,079		0.89%
18	Aramis (Estee Lauder)	295,610	(7)	0.88%
19	Bingham McCutchen	291,415		0.87%
20	Akin Gump Strauss Hauer & Feld	290,132		0.87%

	Total % of Portfolio Square Feet			32.35%
	Total % of Portfolio Revenue			33.15%

Notable Signed Deals (8)

Tenant	Property		Sq. Ft.
Ropes & Gray LLP	Prudential Tower	(9)	470,000
Wellington Management	280 Congress Street (Russia Wharf)		450,000
Akamai Technology	Four & Eight Cambridge Center		230,678
Gibson, Dunn & Crutcher LLP	250 W. 55th Street		221,510

(1)	Includes 116,353, 68,282 & 28,384 square feet of space in properties in which Boston Properties has a 60%, 51% and 50% interest respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest respectively.
(3)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	Includes 456,744 square feet of space in a property in which Boston Properties has a 60% interest.
(5)	Lehman Brothers Inc. has filed for bankruptcy.
(6)	Includes 258,990 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Represents leases signed with occupancy commencing in the future.
(9)	The space is currently occupied by Gillette.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company's tenants is based on the U.S. Government's North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2008	141,732	$6,253,690	$44.12	$6,253,690	$44.12	0.47%
2009	2,068,097	83,396,578	40.33	83,607,231	40.43	6.82%
2010	2,934,961	122,378,645	41.70	124,786,912	42.52	9.68%
2011	3,129,969	147,157,121	47.02	151,731,665	48.48	10.32%
2012	2,883,495	135,129,124	46.86	140,976,570	48.89	9.51%
2013	1,297,669	53,521,992	41.24	56,829,943	43.79	4.28%
2014	2,348,069	95,579,336	40.71	101,952,096	43.42	7.75%
2015	1,766,424	81,104,743	45.91	91,619,051	51.87	5.83%
2016	2,500,649	142,762,055	57.09	155,298,398	62.10	8.25%
2017	2,664,168	176,978,822	66.43	197,797,807	74.24	8.79%
Thereafter	6,847,843	415,242,059	60.64	523,655,157	76.47	22.59%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07
Midtown Manhattan	98.9%	99.4%	n/a	n/a	98.9%	99.4%
Greater Boston	96.0%	96.8%	92.6%	90.1%	94.5%	93.8%
Greater Washington	99.9%	97.8%	98.3%	99.1%	99.1%	98.5%
Greater San Francisco	90.8%	85.9%	95.7%	98.8%	92.3%	89.5%
Princeton/East Brunswick, NJ	n/a	n/a	83.9%	87.1%	83.9%	87.1%

Total Portfolio	97.1%	95.6%	93.2%	93.8%	95.7%	94.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.
(3)	Includes approximately 1,600,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2008	15,941	$450,772	$28.28	$450,772	$28.28	0.96%
2009	127,029	2,460,596	19.37	2,599,262	20.46	7.66%
2010	183,376	3,158,701	17.23	3,315,400	18.08	11.05%
2011	57,321	939,059	16.38	939,059	16.38	3.45%
2012	132,820	2,903,804	21.86	2,921,092	21.99	8.00%
2013	—	—	—	—	—	0.00%
2014	247,668	4,247,076	17.15	4,584,411	18.51	14.93%
2015	23,439	426,159	18.18	494,384	21.09	1.41%
2016	225,532	18,655,676	82.72	18,955,634	84.05	13.59%
2017	94,156	2,633,065	27.96	2,633,065	27.96	5.67%
Thereafter	237,776	4,425,990	18.61	4,744,878	19.96	14.33%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	39.3%	72.3%	61.0%
Greater Washington	n/a	n/a	91.6%	92.6%	91.6%	92.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	77.9%	73.4%	81.9%	77.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.		Percentage of Total Square Feet
2008	23,969	$1,608,296	$67.10	(3)	$1,639,496	$68.40	(3)	1.61%
2009	51,208	4,248,334	82.96	(4)	4,152,621	81.09	(4)	3.43%
2010	98,862	4,184,620	42.33		4,329,705	43.80		6.63%
2011	73,116	5,203,262	71.16		5,402,450	73.89		4.90%
2012	184,476	13,204,309	71.58		13,425,051	72.77		12.37%
2013	73,200	5,920,274	80.88		6,176,978	84.38		4.91%
2014	43,829	4,132,761	94.29		4,507,582	102.84		2.94%
2015	90,620	8,468,667	93.45		9,861,973	108.83		6.07%
2016	130,101	15,380,472	118.22		13,935,447	107.11		8.72%
2017	112,552	7,347,792	65.28		7,913,435	70.31		7.54%
Thereafter	609,956	32,122,943	52.66		38,821,676	63.65		40.88%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $52.58 and $52.58 in 2008.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $59.47 and $59.47 in 2009.

Boston Properties, Inc.

Third Quarter 2008

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2008	181,642	$8,312,757	$45.76	$8,343,957	$45.94	0.5%
2009	2,246,334	90,105,509	40.11	90,359,114	40.23	6.7%
2010	3,217,199	129,721,966	40.32	132,432,017	41.16	9.6%
2011	3,260,406	153,299,442	47.02	158,073,174	48.48	9.7%
2012	3,200,791	151,237,237	47.25	157,322,713	49.15	9.6%
2013	1,370,869	59,442,266	43.36	63,006,922	45.96	4.1%
2014	2,639,566	103,959,174	39.38	111,044,090	42.07	7.9%
2015	1,880,483	89,999,569	47.86	101,975,408	54.23	5.6%
2016	2,856,282	176,798,203	61.90	188,189,479	65.89	8.5%
2017	2,870,876	186,959,678	65.12	208,344,307	72.57	8.6%
Thereafter	7,695,575	451,790,992	58.71	567,221,712	73.71	23.0%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07
Midtown Manhattan	98.9%	99.4%	n/a	n/a	98.9%	99.4%
Greater Boston	96.3%	97.0%	87.9%	83.3%	92.4%	90.7%
Greater Washington	99.9%	97.8%	97.1%	97.9%	98.4%	97.9%
Greater San Francisco	90.8%	85.9%	95.7%	98.8%	92.3%	89.5%
Princeton/East Brunswick, NJ	n/a	n/a	83.9%	87.1%	83.9%	87.1%

Total Portfolio	97.2%	95.7%	91.5%	91.4%	95.0%	93.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations—Greater Boston (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	101,712	$3,971,923	$39.05	$3,971,923	$39.05	—	$—	$—	$—	$—
2009	771,475	27,285,048	35.37	27,325,094	35.42	—	—	—	—	—
2010	650,039	20,864,694	32.10	21,736,575	33.44	36,528	764,518	20.93	892,366	24.43
2011	1,293,060	57,908,937	44.78	59,498,552	46.01	—	—	—	—	—
2012	1,129,899	43,248,042	38.28	45,376,178	40.16	67,362	1,649,088	24.48	1,649,088	24.48
2013	418,607	16,259,343	38.84	17,924,738	42.82	—	—	—	—	—
2014	625,131	25,688,468	41.09	25,842,627	41.34	30,000	457,500	15.25	457,500	15.25
2015	327,241	11,890,649	36.34	13,220,388	40.40	—	—	—	—	—
2016	271,096	8,522,623	31.44	9,573,467	35.31	225,532	18,655,676	82.72	18,955,634	84.05
2017	194,775	6,326,335	32.48	7,543,721	38.73	—	—	—	—	—
Thereafter	966,969	40,675,426	42.06	65,909,701	68.16	237,776	4,425,990	18.61	4,744,878	19.96

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	6	$331,560	$55,260.00	$362,760	$60,460.00	(3)	101,718	$4,303,483	$42.31	$4,334,683	$42.61
2009	7,705	2,192,382	284.54	2,093,082	271.65	(4)	779,180	29,477,430	37.83	29,418,176	37.76
2010	49,807	1,748,122	35.10	1,853,702	37.22		736,374	23,377,334	31.75	24,482,643	33.25
2011	12,164	1,411,666	116.05	1,514,508	124.51		1,305,224	59,320,602	45.45	61,013,060	46.75
2012	63,676	2,711,964	42.59	2,711,964	42.59		1,260,937	47,609,094	37.76	49,737,230	39.44
2013	28,462	3,458,691	121.52	3,548,064	124.66		447,069	19,718,035	44.11	21,472,802	48.03
2014	16,269	1,912,169	117.53	2,017,744	124.02		671,400	28,058,136	41.79	28,317,871	42.18
2015	29,493	4,498,531	152.53	4,640,548	157.34		356,734	16,389,180	45.94	17,860,937	50.07
2016	14,617	1,770,893	121.15	1,873,221	128.15		511,245	28,949,192	56.62	30,402,321	59.47
2017	49,402	3,347,244	67.76	3,585,651	72.58		244,177	9,673,579	39.62	11,129,372	45.58
Thereafter	384,980	16,051,558	41.69	18,083,230	46.97		1,589,725	61,152,974	38.47	88,737,809	55.82

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.
(3)	During the 4th quarter the only retail expiring are kiosks.
(4)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $128.15 and $128.15 in 2009.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations—Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—		—	—	—	—	—
Q3 2008	—	—	—	—	—		—	—	—	—	—
Q4 2008	101,712	3,971,923	39.05	3,971,923	39.05		—	—	—	—	—

Total 2008	101,712	$3,971,923	$39.05	$3,971,923	$39.05		—	—	—	—	—

Q1 2009	80,721	$3,032,249	$37.56	$3,032,249	$37.56		—	$—	$—	$—	$—
Q2 2009	126,454	4,279,615	33.84	4,279,615	33.84		—	—	—	—	—
Q3 2009	228,097	6,962,591	30.52	6,970,815	30.56		—	—	—	—	—
Q4 2009	336,203	13,010,592	38.70	13,042,414	38.79		—	—	—	—	—

Total 2009	771,475	$27,285,048	$35.37	$27,325,094	$35.42		—	—	—	—	—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—		—	—	—	—	—
Q3 2008	—	—	—	—	—		—	—	—	—	—
Q4 2008	6	331,560	55,260.00	362,760	60,460.00		101,718	4,303,483	42.31	4,334,683	42.61

Total 2008	6	331,560	$55,260.00	$362,760	$60,460.00	(3)	101,718	$4,303,483	$42.31	$4,334,683	$42.61

Q1 2009	3,312	$696,064.08	$210.16	646,264	$195.13		84,033	$3,728,313	$44.37	$3,678,513	$43.77
Q2 2009	1,082	487,562	450.61	438,878	405.62		127,536	4,767,177	37.38	4,718,493	37.00
Q3 2009	2,977	806,963	271.07	815,495	273.93		231,074	7,769,555	33.62	7,786,311	33.70
Q4 2009	334	201,792	604.17	192,444	576.18		336,537	13,212,384	39.26	13,234,858	39.33

Total 2009	7,705	$2,192,382	$284.54	$2,093,082	$271.65	(4)	779,180	$29,477,430	$37.83	$29,418,176	$37.76

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.
(3)	During the 4th quarter the only retail expiring are kiosks.
(4)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $128.15 and $128.15 in 2009.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations—Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	165	$3,669	$22.23	$3,669	$22.23	15,941	$450,772	$28.28	$450,772	$28.28
2009	693,885	25,336,187	36.51	25,493,829	36.74	127,029	2,460,596	19.37	2,599,262	20.46
2010	784,030	33,929,743	43.28	34,693,607	44.25	146,848	2,394,183	16.30	2,423,034	16.50
2011	780,167	29,739,072	38.12	31,582,145	40.48	57,321	939,059	16.38	939,059	16.38
2012	887,701	36,748,909	41.40	38,655,029	43.55	65,458	1,254,716	19.17	1,272,004	19.43
2013	363,971	11,309,261	31.07	11,783,279	32.37	—	—	—	—	—
2014	447,657	17,309,629	38.67	19,340,136	43.20	217,668	3,789,576	17.41	4,126,911	18.96
2015	566,427	25,633,767	45.26	29,265,255	51.67	23,439	426,159	18.18	494,384	21.09
2016	187,575	6,784,011	36.17	8,317,665	44.34	—	—	—	—	—
2017	797,688	41,965,493	52.61	46,429,105	58.20	94,156	2,633,065	27.96	2,633,065	27.96
Thereafter	1,830,543	86,459,347	47.23	107,797,444	58.89	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	19,927	$952,423	$47.80	$952,423	$47.80	36,033	$1,406,863	$39.04	$1,406,863	$39.04
2009	8,344	391,373	46.90	394,960	47.33	829,258	28,188,157	33.99	28,488,052	34.35
2010	13,587	647,559	47.66	663,755	48.85	944,465	36,971,485	39.15	37,780,396	40.00
2011	18,533	894,402	48.26	907,911	48.99	856,021	31,572,533	36.88	33,429,116	39.05
2012	11,984	499,159	41.65	526,016	43.89	965,143	38,502,784	39.89	40,453,048	41.91
2013	8,199	386,557	47.15	422,897	51.58	372,170	11,695,818	31.43	12,206,175	32.80
2014	7,827	366,885	46.87	407,318	52.04	673,152	21,466,091	31.89	23,874,365	35.47
2015	24,704	1,129,001	45.70	1,229,651	49.78	614,570	27,188,926	44.24	30,989,290	50.42
2016	17,696	866,427	48.96	975,702	55.14	205,271	7,650,438	37.27	9,293,367	45.27
2017	24,412	1,075,327	44.05	1,190,204	48.75	916,256	45,673,885	49.85	50,252,374	54.85
Thereafter	119,564	3,629,447	30.36	4,378,281	36.62	1,950,107	90,088,794	46.20	112,175,725	57.52

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations—Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	165	3,669	22.23	3,669	22.23	15,941	450,772	28.28	450,772	28.28

Total 2008	165	$3,669	$22.23	$3,669	$22.23	15,941	$450,772	$28.28	$450,772	$28.28

Q1 2009	220,462	$7,139,602	$32.38	$7,155,211	$32.46	25,829	$639,899	$24.77	$639,899	$24.77
Q2 2009	43,116	1,638,625	38.01	1,638,625	38.01	—	—	—	—	—
Q3 2009	33,643	1,354,856	40.27	1,385,535	41.18	59,788	986,393	16.50	1,103,472	18.46
Q4 2009	396,664	15,203,104	38.33	15,314,458	38.61	41,412	834,304	20.15	855,891	20.67

Total 2009	693,885	$25,336,187	$36.51	$25,493,829	$36.74	127,029	$2,460,596	$19.37	$2,599,262	$20.46

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	19,927	952,423	47.80	1,030,040	51.69	36,033	1,406,863	39.04	1,484,481	41.20

Total 2008	19,927	$952,423	$47.80	1,030,040	$51.69	36,033	$1,406,863	$39.04	$1,484,481	$41.20

Q1 2009	—	$—	$—	$—	$—	246,291	$7,779,501	$31.59	$7,795,110	$31.65
Q2 2009	—	—	—	—	—	43,116	1,638,625	38.01	1,638,625	38.01
Q3 2009	8,336	391,333	46.94	394,920	47.38	101,767	2,732,582	26.85	2,883,928	28.34
Q4 2009	8	40	5.00	40	5.00	438,084	16,037,448	36.61	16,170,389	36.91

Total 2009	8,344	$391,373	$46.90	$394,960	$47.33	829,258	$28,188,157	$33.99	$28,488,052	$34.35

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations—Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	15,793	$708,235	$44.84	$708,235	$44.84	—	$—	$—	$—	$—
2009	219,240	9,432,007	43.02	9,433,526	43.03	—	—	—	—	—
2010	752,192	18,763,384	24.94	19,395,142	25.78	—	—	—	—	—
2011	381,261	24,933,870	65.40	25,486,144	66.85	—	—	—	—	—
2012	240,526	11,921,182	49.56	12,632,221	52.52	—	—	—	—	—
2013	216,748	9,375,080	43.25	10,021,059	46.23	—	—	—	—	—
2014	471,350	18,316,635	38.86	19,696,400	41.79	—	—	—	—	—
2015	355,447	12,951,546	36.44	14,648,917	41.21	—	—	—	—	—
2016	932,473	36,466,924	39.11	39,349,248	42.20	—	—	—	—	—
2017	161,430	7,375,818	45.69	7,966,388	49.35	—	—	—	—	—
Thereafter	530,740	28,250,780	53.23	32,270,566	60.80	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	3,135	$176,088	$56.17	$176,088	$56.17	18,928	$884,323	$46.72	$884,323	$46.72
2009	32,159	1,377,134	42.82	1,377,134	42.82	251,399	10,809,141	43.00	10,810,659	43.00
2010	35,468	1,788,939	50.44	1,812,248	51.10	787,660	20,552,323	26.09	21,207,390	26.92
2011	24,809	1,106,289	44.59	1,126,846	45.42	406,070	26,040,159	64.13	26,612,990	65.54
2012	35,001	2,550,208	72.86	2,652,092	75.77	275,527	14,471,390	52.52	15,284,313	55.47
2013	34,857	1,997,762	57.31	2,013,584	57.77	251,605	11,372,842	45.20	12,034,643	47.83
2014	8,365	570,363	68.18	608,124	72.70	479,715	18,886,998	39.37	20,304,524	42.33
2015	30,923	1,552,702	50.21	1,703,340	55.08	386,370	14,504,249	37.54	16,352,257	42.32
2016	7,887	454,542	57.63	492,530	62.45	940,360	36,921,467	39.26	39,841,778	42.37
2017	12,053	677,425	56.20	735,926	61.06	173,483	8,053,243	46.42	8,702,314	50.16
Thereafter	21,342	1,049,468	49.17	1,182,745	55.42	552,082	29,300,248	53.07	33,453,312	60.59

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations—Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	15,793	708,235	44.84	708,235	44.84	—	—	—	—	—

Total 2008	15,793	$708,235	$44.84	$708,235	$44.84	—	—	—	—	—

Q1 2009	23,815	$727,990	$30.57	$727,990	$30.57	—	$—	$—	$—	$—
Q2 2009	27,070	914,541	33.78	914,541	33.78	—	—	—	—	—
Q3 2009	72,400	2,778,853	38.38	2,778,853	38.38	—	—	—	—	—
Q4 2009	95,955	5,010,623	52.22	5,012,141	52.23	—	—	—	—	—

Total 2009	219,240	$9,432,007	$43.02	$9,433,526	$43.03	—	—	—	—	—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	3,135	176,088	56.17	176,088	56.17	18,928	884,323	46.72	884,323	46.72

Total 2008	3,135	$176,088	$56.17	$176,088	$56.17	18,928	$884,323	$46.72	$884,323	$46.72

Q1 2009	23,163	$772,656	$33.36	$772,656	$33.36	46,978	$1,500,646	$31.94	$1,500,646	31.94
Q2 2009	1,022	103,960	101.72	103,960	101.72	28,092	1,018,501	36.26	1,018,501	36.26
Q3 2009	—	—	—	—	—	72,400	2,778,853	38.38	2,778,853	38.38
Q4 2009	7,974	500,518	62.77	500,518	62.77	103,929	5,511,140	53.03	5,512,659	53.04

Total 2009	32,159	$1,377,134	$42.82	$1,377,134	$42.82	251,399	$10,809,141	$43.00	$10,810,659	$43.00

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations—Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	21,774	$1,494,778	$68.65	$1,494,778	$68.65	—	$—	$—	$—	$—
2009	199,858	14,913,118	74.62	14,924,564	74.68	—	—	—	—	—
2010	612,360	43,897,760	71.69	44,023,589	71.89	—	—	—	—	—
2011	230,875	19,230,338	83.29	19,596,551	84.88	—	—	—	—	—
2012	579,948	41,695,596	71.90	42,762,251	73.73	—	—	—	—	—
2013	112,221	10,623,248	94.66	10,701,156	95.36	—	—	—	—	—
2014	167,206	14,390,967	86.07	15,758,220	94.24	—	—	—	—	—
2015	363,157	26,074,635	71.80	29,407,148	80.98	—	—	—	—	—
2016	1,072,586	89,751,102	83.68	96,783,705	90.23	—	—	—	—	—
2017	1,429,429	118,609,945	82.98	132,855,782	92.94	—	—	—	—	—
Thereafter	3,492,821	259,093,561	74.18	316,807,421	90.70	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	901	$148,225	$164.51	$148,225	$164.51	22,675	$1,643,003	$72.46	$1,643,003	$72.46
2009	3,000	287,446	95.82	287,446	95.82	202,858	15,200,564	74.93	15,212,010	74.99
2010	—	—	—	—	—	612,360	43,897,760	71.69	44,023,589	71.89
2011	17,610	1,790,906	101.70	1,853,184	105.23	248,485	21,021,244	84.60	21,449,736	86.32
2012	73,815	7,442,978	100.83	7,534,980	102.08	653,763	49,138,574	75.16	50,297,231	76.93
2013	1,682	77,263	45.94	192,434	114.41	113,903	10,700,511	93.94	10,893,590	95.64
2014	11,368	1,283,345	112.89	1,474,396	129.70	178,574	15,674,312	87.77	17,232,615	96.50
2015	5,500	1,288,433	234.26	2,288,433	416.08	368,657	27,363,068	74.22	31,695,581	85.98
2016	89,901	12,288,610	136.69	10,593,994	117.84	1,162,487	102,039,712	87.78	107,377,700	92.37
2017	26,685	2,247,795	84.23	2,401,654	90.00	1,456,114	120,857,740	83.00	135,257,435	92.89
Thereafter	84,070	11,392,471	135.51	15,177,420	180.53	3,576,891	270,486,032	75.62	331,984,841	92.81

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations—Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	21,774	1,494,778	68.65	1,494,778	68.65	—	—	—	—	—

Total 2008	21,774	$1,494,778	$68.65	$1,494,778	$68.65	—	$—	$—	$—	$—

Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	69,835	4,919,020	70.44	4,925,403	70.53	—	—	—	—	—
Q3 2009	83,441	6,648,343	79.68	6,648,343	79.68	—	—	—	—	—
Q4 2009	46,582	3,345,755	71.83	3,350,819	71.93	—	—	—	—	—

Total 2009	199,858	$14,913,118	$74.62	$14,924,564	$74.68	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	901	148,225	164.51	148,225	164.51	22,675	1,643,003	72.46	1,643,003	72.46

Total 2008	901	$148,225	$164.51	$148,225	$164.51	22,675	$1,643,003	$72.46	$1,643,003	$72.46

Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	3,000	287,446	95.82	287,446	95.82	72,835	5,206,466	71.48	5,212,848	71.57
Q3 2009	—	—	—	—	—	83,441	6,648,343	79.68	6,648,343	79.68
Q4 2009	—	—	—	—	—	46,582	3,345,755	71.83	3,350,819	71.93

Total 2009	3,000	$287,446	$95.82	$287,446	$95.82	202,858	$15,200,564	$74.93	$15,212,010	$74.99

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations—Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	2,288	$75,085	$32.82	$75,085	$32.82	—	$—	$—	$—	$—
2009	183,639	6,430,218	35.02	6,430,218	35.02	—	—	—	—	—
2010	136,340	4,923,065	36.11	4,937,999	36.22	—	—	—	—	—
2011	444,606	15,344,904	34.51	15,568,272	35.02	—	—	—	—	—
2012	45,421	1,515,396	33.36	1,550,891	34.14	—	—	—	—	—
2013	186,122	5,955,059	32.00	6,399,711	34.38	—	—	—	—	—
2014	636,725	19,873,637	31.21	21,314,715	33.48	—	—	—	—	—
2015	154,152	4,554,145	29.54	5,077,343	32.94	—	—	—	—	—
2016	36,919	1,237,394	33.52	1,274,313	34.52	—	—	—	—	—
2017	80,846	2,701,231	33.41	3,002,812	37.14	—	—	—	—	—
Thereafter	26,770	762,945	28.50	870,025	32.50	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	2,288	$75,085	$32.82	$75,085	$32.82
2009	—	—	—	—	—	183,639	6,430,218	35.02	6,430,218	35.02
2010	—	—	—	—	—	136,340	4,923,065	36.11	4,937,999	36.22
2011	—	—	—	—	—	444,606	15,344,904	34.51	15,568,272	35.02
2012	—	—	—	—	—	45,421	1,515,396	33.36	1,550,891	34.14
2013	—	—	—	—	—	186,122	5,955,059	32.00	6,399,711	34.38
2014	—	—	—	—	—	636,725	19,873,637	31.21	21,314,715	33.48
2015	—	—	—	—	—	154,152	4,554,145	29.54	5,077,343	32.94
2016	—	—	—	—	—	36,919	1,237,394	33.52	1,274,313	34.52
2017	—	—	—	—	—	80,846	2,701,231	33.41	3,002,812	37.14
Thereafter	—	—	—	—	—	26,770	762,945	28.50	870,025	32.50

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations—Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	2,288	75,085	32.82	75,085	32.82	—	—	—	—	—

Total 2008	2,288	$75,085	$32.82	$75,085	$32.82	—	$—	$—	$—	$—

Q1 2009	42,730	$1,435,959	$33.61	$1,435,959	$33.61	—	$—	$—	$—	$—
Q2 2009	11,085	346,400	31.25	346,400	31.25	—	—	—	—	—
Q3 2009	24,797	891,425	35.95	891,425	35.95	—	—	—	—	—
Q4 2009	105,027	3,756,434	35.77	3,756,434	35.77	—	—	—	—	—

Total 2009	183,639	$6,430,218	$35.02	$6,430,218	$35.02	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	—	—	—	—	—	2,288	75,085	32.82	75,085	32.82

Total 2008	—	$—	$—	$—	$—	2,288	$75,085	$32.82	$75,085	$32.82

Q1 2009	—	$—	$—	$—	$—	42,730	$1,435,959	$33.61	$1,435,959	$33.61
Q2 2009	—	—	—	—	—	11,085	346,400	31.25	346,400	31.25
Q3 2009	—	—	—	—	—	24,797	891,425	35.95	891,425	35.95
Q4 2009	—	—	—	—	—	105,027	3,756,434	35.77	3,756,434	35.77

Total 2009	—	$—	$—	$—	$—	183,639	$6,430,218	$35.02	$6,430,218	$35.02

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	12,398	$792,759	$63.94	$823,959	$66.46	18,317	$853,409	$68.83	$931,026	$50.83
2009	280,428	13,462,558	48.01	13,366,578	47.66	342,220	13,057,005	46.56	13,181,512	38.52
2010	144,929	5,677,269	39.17	5,832,832	40.25	364,604	18,403,532	126.98	18,967,974	52.02
2011	809,306	45,851,822	56.66	47,305,339	58.45	143,970	7,909,457	9.77	8,246,765	57.28
2012	504,334	24,546,381	48.67	24,973,679	49.52	183,020	8,035,538	15.93	8,162,406	44.60
2013	290,412	15,594,189	53.70	16,727,132	57.60	245,014	7,606,105	26.19	7,787,551	31.78
2014	504,753	23,693,101	46.94	23,585,474	46.73	54,268	2,696,101	5.34	3,009,904	55.46
2015	268,803	14,329,998	53.31	15,341,809	57.07	337,833	18,463,240	68.69	20,822,887	61.64
2016	296,421	22,282,656	75.17	22,937,469	77.38	57,782	2,699,369	9.11	3,170,178	54.86
2017	98,621	5,449,424	55.26	5,934,243	60.17	746,056	39,628,610	401.83	43,423,688	58.20
Thereafter	1,286,158	53,288,849	41.43	81,153,464	63.10	1,383,270	69,430,266	53.98	92,145,734	66.61

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	22,675	$1,643,003	$72.46	$1,643,003	$72.46	13,987	$727,706	$32.09	$727,706	$52.03
2009	202,858	15,200,564	74.93	15,212,010	74.99	160,899	7,959,127	39.23	7,959,127	49.47
2010	612,360	43,897,760	71.69	44,023,589	71.89	210,003	11,877,586	19.40	12,066,232	57.46
2011	248,485	21,021,244	84.60	21,449,736	86.32	313,309	24,239,165	97.55	24,446,842	78.03
2012	653,763	49,138,574	75.16	50,297,231	76.93	253,520	13,773,842	21.07	14,519,218	57.27
2013	113,903	10,700,511	93.94	10,893,590	95.64	223,594	10,750,310	94.38	11,335,368	50.70
2014	178,574	15,674,312	87.77	17,232,615	96.50	223,413	10,285,630	57.60	10,965,007	49.08
2015	368,657	27,363,068	74.22	31,695,581	85.98	164,408	7,556,904	20.50	8,190,256	49.82
2016	1,162,487	102,039,712	87.78	107,377,700	92.37	811,972	33,868,970	29.13	36,184,066	44.56
2017	1,456,114	120,857,740	83.00	135,257,435	92.89	173,483	8,053,243	5.53	8,702,314	50.16
Thereafter	3,576,891	270,486,032	75.62	331,984,841	92.81	552,082	29,300,248	8.19	33,453,312	60.59

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	89,320	$3,510,724	$39.31	$3,510,724	$39.31	17,716	$553,454	$6.20	$553,454	$31.24
2009	498,752	16,014,872	32.11	16,051,598	32.18	487,038	15,131,152	30.34	15,306,540	31.43
2010	591,445	17,700,065	29.93	18,649,811	31.53	579,861	18,567,953	31.39	18,812,423	32.44
2011	495,918	13,468,781	27.16	13,707,721	27.64	712,051	23,663,076	47.72	25,182,351	35.37
2012	756,603	23,062,713	30.48	24,763,551	32.73	782,123	30,467,245	40.27	32,290,642	41.29
2013	156,657	4,123,845	26.32	4,745,669	30.29	127,156	4,089,714	26.11	4,418,624	34.75
2014	166,647	4,365,036	26.19	4,732,396	28.40	618,884	18,769,990	112.63	20,864,461	33.71
2015	87,931	2,059,182	23.42	2,519,128	28.65	276,737	8,725,686	99.23	10,166,404	36.74
2016	214,824	6,666,536	31.03	7,464,852	34.75	147,489	4,951,069	23.05	6,123,189	41.52
2017	145,556	4,224,155	29.02	5,195,129	35.69	170,200	6,045,274	41.53	6,828,686	40.12
Thereafter	303,567	7,864,125	25.91	7,584,345	24.98	566,837	20,658,528	68.05	20,029,991	35.34

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	4,941	$156,617	$—	$156,617	$31.70
2009	—	—	—	—	—	90,500	2,850,014	—	2,851,532	31.51
2010	—	—	—	—	—	577,657	8,674,737	—	9,141,158	15.82
2011	—	—	—	—	—	92,761	1,800,994	—	2,166,147	23.35
2012	—	—	—	—	—	22,007	697,548	—	765,095	34.77
2013	—	—	—	—	—	28,011	622,532	—	699,275	24.96
2014	—	—	—	—	—	256,302	8,601,368	—	9,339,517	36.44
2015	—	—	—	—	—	221,962	6,947,344	—	8,162,001	36.77
2016	—	—	—	—	—	128,388	3,052,497	—	3,657,712	28.49
2017	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	2,288	$75,085	$32.82	$75,085	$32.82	—	$—	$—	$—	$—
2009	183,639	6,430,218	35.02	6,430,218	35.02	—	—	—	—	—
2010	136,340	4,923,065	36.11	4,937,999	36.22	—	—	—	—	—
2011	444,606	15,344,904	34.51	15,568,272	35.02	—	—	—	—	—
2012	45,421	1,515,396	33.36	1,550,891	34.14	—	—	—	—	—
2013	186,122	5,955,059	32.00	6,399,711	34.38	—	—	—	—	—
2014	636,725	19,873,637	31.21	21,314,715	33.48	—	—	—	—	—
2015	154,152	4,554,145	29.54	5,077,343	32.94	—	—	—	—	—
2016	36,919	1,237,394	33.52	1,274,313	34.52	—	—	—	—	—
2017	80,846	2,701,231	33.41	3,002,812	37.14	—	—	—	—	—
Thereafter	26,770	762,945	28.50	870,025	32.50	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

HOTEL PERFORMANCE

Cambridge Center Marriott

	Third Quarter 2008	Third Quarter 2007	Percent Change	Year to Date 2008	Year To Date 2007	Percent Change
Occupancy	85.0%	82.9%	2.5%	79.1%	78.4%	0.9%
Average Daily Rate	$212.19	$229.81	-7.7%	$209.79	$202.76	3.5%
Revenue per available room	$180.29	$190.52	-5.4%	$167.61	$158.86	5.5%

OCCUPANCY ANALYSIS

Same Property Occupancy(1)—By Location

	CBD		Suburban		Total
Location	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07
Greater Boston	96.3%	97.0%	87.9%	83.3%	92.4%	90.7%
Greater Washington	99.9%	97.8%	97.1%	97.7%	98.3%	97.7%
Midtown Manhattan	99.3%	99.4%	n/a	n/a	99.3%	99.4%
Princeton/East Brunswick, NJ	n/a	n/a	83.9%	87.1%	83.9%	87.1%
Greater San Francisco	90.8%	85.9%	98.6%	98.8%	92.9%	89.5%

Total Portfolio	96.8%	95.7%	91.8%	91.1%	94.7%	93.8%

Same Property Occupancy(1)—By Type of Property

	CBD		Suburban		Total
	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07	30-Sep-08	30-Sep-07
Total Office Portfolio	96.8%	95.6%	93.5%	93.6%	95.5%	94.8%
Total Office/Technical Portfolio	100.0%	100.0%	77.9%	70.9%	81.9%	76.2%

Total Portfolio	96.8%	95.7%	91.8%	91.1%	94.7%	93.8%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Third Quarter 2008

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	100	20	1	121
Square feet	27,819,308	1,659,294	330,400	29,809,002
Percent of in-service properties	87.5%	100.0%	100.0%	88.2%
Occupancy @ 9/30/2007	94.8%	76.2%	—	93.8%
Occupancy @ 9/30/2008	95.5%	81.9%	—	94.7%
Percent change from 3rd quarter 2008 over 3rd quarter 2007 (2):
Rental revenue	1.1%	10.0%	-1.9%
Operating expenses and real estate taxes	11.6%	14.6%	0.7%
Consolidated Net Operating Income (3)—excluding hotel				-4.0	%(2)
Consolidated Net Operating Income (3)—Hotel				-8.8	%(2)
Net Operating Income (3)(4)—BXP’s share of unconsolidated joint ventures				0.4	%(2)
Portfolio Net Operating Income (3)				-3.9%

Rental revenue—cash basis	7.4%	9.9%	-1.9%
Consolidated Net Operating Income (3)—cash basis (5) excluding hotel	5.1%	8.0%		5.2	%(2)
Consolidated Net Operating Income (3)—cash basis (5)—Hotel				-8.8	%(2)
Net Operating Income—cash basis (5)—BXP’s share of unconsolidated joint ventures				-0.1	%(2)
Portfolio Net Operating Income (3)—cash basis (5)				4.9%

Same Property Lease Analysis—quarter ended September 30, 2008

	Office	Office/Technical	Total
Vacant space available @ 7/1/2008 (sf)	1,241,562	300,275	1,541,837
Square footage of leases expiring or terminated 7/1/2008-9/30/2008	505,929	26,388	532,317

Total space for lease (sf)	1,747,491	326,663	2,074,154

New tenants (sf)	308,143	—	308,143
Renewals (sf)	183,399	26,388	209,787

Total space leased (sf)	491,542	26,388	517,930

Space available @ 9/30/2008 (sf)	1,255,949	300,275	1,556,224

Net (increase)/decrease in available space (sf)	(14,387)	—	(14,387)
2nd generation Average lease term (months)	62	12	59
2nd generation Average free rent (days)	35	—	34
2nd generation TI/Comm PSF	$23.83	$—	$22.38
Increase (decrease) in 2nd generation gross rents (4)	42.31%	2.39%	41.60%
Increase (decrease) in 2nd generation net rents (4)	65.00%	2.96%	63.59%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment. The results for the three months ended September 30, 2008 are impacted by the establishment of non-cash reserves for the accrued straight-line balances associated with the Company’s leases with Lehman Brothers, Inc. and the law firm of Heller Ehrman, LLP for $13.2 million and $7.8 million, respectively.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 18.
(5)	Represents change in rents on a "cash to cash" basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 437,720 square feet.

Boston Properties, Inc.

Third Quarter 2008

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	9/30/2008	9/30/2007
	(in thousands)
Net income available to common shareholders	$48,506	$242,370
Gains on sales of real estate from discontinued operations, net of minority interest	—	—
Income from discontinued operations, net of minority interest	—	(1,357)
Gains on sales of real estate, net of minority interest	(1,497)	(168,495)
Minority interest in Operating Partnership	9,420	13,946
Income from unconsolidated joint ventures	(2,644)	(1,390)
Minority interest in property partnership	525	—

Income before minority interest in property partnership, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	54,310	85,074

Add:
Losses from early entinguishments of debt		2,695
Net derivative losses	6,318	—
Depreciation and amortization	75,321	70,916
Interest expense	68,308	69,929
General and administrative expense	18,758	20,189

Subtract:
Interest and other income	(212)	(25,081)
Development and management services income	(9,557)	(5,318)

Consolidated Net Operating Income	$213,246	$218,404
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	$56,399	$5,703

Combined Net Operating Income	$269,645	$224,107

Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	$(1,255)	$(332)

Portfolio Net Operating Income	268,390	223,775

Same Property Net Operating Income	$212,989	$221,650
Net operating income from non Same Properties (2)	54,044	1,383
Termination income	1,357	742

Portfolio Net Operating Income	$268,390	$223,775

Same Property Net Operating Income	$212,989	$221,650
Less straight-line rent and fair value lease revenue	(9,615)	9,502

Same Property Net Operating Income—cash basis	$222,604	$212,148

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 18.
(2)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2008

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-08	30-Sep-07			30-Sep-08	30-Sep-07
Rental Revenue	$321,369	$317,095			$11,427	$10,433
Less Termination Income	1,349	693			—	49

Rental revenue—subtotal	320,020	316,402	3,618	1.1%	11,427	10,384	1,043	10.0%
Operating expenses and real estate taxes	122,697	109,989	12,708	11.6%	3,330	2,905	425	14.6%

Net Operating Income (1)	$197,323	$206,413	$(9,090)	-4.4%	$8,097	$7,479	$618	8.3%

Rental revenue—subtotal	$320,020	$316,402			$11,427	$10,384
Less straight line rent and fair value lease revenue	(9,735)	9,427	(19,162)	-203.3%	45	25	20	80.0%

Rental revenue—cash basis	329,755	306,975	22,780	7.4%	11,382	10,359	1,023	9.9%
Less:
Operating expenses and real estate taxes	122,697	109,989	12,708	11.6%	3,330	2,905	425	14.6%

Net Operating Income (2)—cash basis	$207,058	$196,986	$10,072	5.1%	$8,052	$7,454	$598	8.0%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-08	30-Sep-07			30-Sep-08	30-Sep-07
Rental Revenue	$332,796	$327,528			$8,482	$8,647
Less Termination Income	1,349	742			—	—

Rental revenue—subtotal	331,447	326,786	4,661	1.4%	8,482	8,647	$(165)	-1.9%
Operating expenses and real estate taxes	126,027	112,894	13,133	11.6%	6,318	6,275	43	0.7%

Net Operating Income (1)	$205,420	$213,892	$(8,472)	-4.0%	$2,164	$2,372	$(208)	-8.8%

Rental revenue—subtotal	$331,447	$326,786			$8,482	$8,647
Less straight line rent and fair value lease revenue	(9,690)	9,452	(19,142)	-202.5%	(1)	(1)	—	0.0%

Rental revenue—cash basis	341,137	317,334	23,803	7.5%	8,483	8,648	(165)	-1.9%
Less:
Operating expenses and real estate taxes	126,027	112,894	13,133	11.6%	6,318	6,275	43	0.7%

Net Operating Income (2)—cash basis	$215,110	$204,440	$10,670	5.2%	$2,165	$2,373	$(208)	-8.8%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-08	30-Sep-07			30-Sep-08	30-Sep-07
Rental Revenue	$8,902	$8,560			$350,180	$344,735
Less Termination Income	8	—			1,357	742

Rental revenue—subtotal	8,894	8,560	$334	3.9%	348,823	343,993	4,830	1.4%
Operating expenses and real estate taxes	3,489	3,174	315	9.9%	135,834	122,343	13,491	11.0%

Net Operating Income (1)	$5,405	$5,386	$19	0.4%	$212,989	$221,650	$(8,661)	-3.9%

Rental revenue—subtotal	$8,894	$8,560			$348,823	$343,993
Less straight line rent and fair value lease revenue	76	51	25	49.0%	(9,615)	9,502	(19,117)	-201.2%

Rental revenue—cash basis	8,818	8,509	309	3.6%	358,438	334,491	23,947	7.2%
Less:
Operating expenses and real estate taxes	3,489	3,174	315	9.9%	135,834	122,343	13,491	11.0%

Net Operating Income (2)—cash basis	$5,329	$5,335	$(6)	-0.1%	$222,604	$212,148	$10,456	4.9%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2008

LEASING ACTIVITY

All In-Service Properties—quarter ended September 30, 2008

	Office	Office/Technical	Total
Vacant space available @ 7/1/2008 (sf)	1,312,969	300,275	1,613,244
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	33,376	—	33,376
Leases expiring or terminated 7/1/2008-9/30/2008 (sf)	596,797	26,388	623,185

Total space for lease (sf)	1,943,142	326,663	2,269,805

New tenants (sf)	403,006	—	403,006
Renewals (sf)	183,399	26,388	209,787

Total space leased (sf)	586,405	26,388	612,793 (1)

Space available @ 9/30/2008 (sf)	1,356,737	300,275	1,657,012

Net (increase)/decrease in available space (sf)	(43,768)	—	(43,768)
2nd generation Average lease term (months)	75	12	72
2nd generation Average free rent (days)	48	—	46
2nd generation TI/Comm PSF	$31.17	$—	$29.57
Increase (decrease) in 2nd generation gross rents (2)	48.73%	2.39%	48.05%
Increase (decrease) in 2nd generation net rents (3)	76.58%	2.96%	75.14%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	189,868	14.32%	23.95%	189,868	226,707
Washington	—	87,162	-7.15%	-9.80%	87,162	225,164
New York	—	228,744	71.37%	114.80%	228,744	334,668
San Francisco	—	63,865	32.14%	47.75%	63,865	38,710
Princeton	—	43,154	-0.37%	-6.95%	43,154	84,472

	—	612,793	48.05%	75.14%	612,793	909,721

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 510,802.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 510,802.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarter, including properties currently under development.

Boston Properties, Inc.

Third Quarter 2008

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2008	Q2 2008	Q1 2008		2007	2006		2005
Recurring capital expenditures	$8,252	$5,075	$4,296		$36,599	$25,718		$22,369
Planned non-recurring capital expenditures associated with acquisition properties	1,472	644	15		1,490	3,869		2,957
Hotel improvements, equipment upgrades and replacements	446	289	993	(1)	1,127	7,969	(2)	4,097

	$10,170	$6,008	$5,304		$39,216	$37,556		$29,423

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2008	Q2 2008	Q1 2008	2007	2006	2005
Office
Square feet	586,405	467,307	744,687	3,201,812	2,972,996	2,749,079

Tenant improvement and lease commissions PSF	$31.17	$22.00	$35.72	$23.88	$29.14	$28.75

Office/Technical
Square feet	26,388	—	—	226,692	33,400	82,753

Tenant improvement and lease commissions PSF	$—	$—	$—	$26.62	$—	$2.89

Average tenant improvement and lease commissions PSF	$29.57	$22.00	$35.72	$24.06	$28.82	$28.00

(1)	Includes approximately $723,000 of costs related to suites renovation at Cambridge Center Marriott.
(2)	Includes approximately $5.6 million of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Third Quarter 2008

ACQUISITIONS/DISPOSITIONS

as of September 30, 2008

ACQUISITIONS

For the period from January 1, 2008 through September 30, 2008

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
250 West 55th Street (Development Rights)	May-08	N/A	$34,200,000	$—	(1)	$34,200,000	N/A
The General Motors Building (60% ownership interest)	Jun-08	1,787,438	1,675,000,000	—		1,675,000,000	98%
Two Grand Central Tower (60% ownership interest)	Aug-08	635,275	256,758,000	1,681,000		258,439,000	100%
540 Madison Avenue (60% ownership interest)	Aug-08	283,385	166,254,000	1,197,000		167,451,000	93%
125 West 55th Street (60% ownership interest)	Aug-08	558,671	266,388,000	1,126,000		267,514,000	100%
635 Massachusetts Avenue	Sep-08	211,000	119,473,000	—	(1)	119,473,000	100%

Total Acquisitions		3,475,769	$2,518,073,000	$4,004,000		$2,522,077,000	98%

DISPOSITIONS

For the period from January 1, 2008 through September 30, 2008

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
280 Park Avenue (2)	Jun-06	—	$—	$23,438,000
Mountain View Research/Technology Parks (3)	Jan-08	736,268	221,600,000	—
20 F Street Land (4)	Apr-08	—	33,700,000	7,956,000

Total Dispositions		736,268	$255,300,000	$31,394,000

(1)	Anticipated future investment on development projects are not included.
(2)	280 Park Avenue was sold in June 2006. The Company entered into a 74,340 net rentable square foot master lease obligation with the buyer resulting in the deferral of approximately $67.3 million of the book gain. Subsequent to the sale during 2006, the Company signed qualifying leases for 26,281 net rentable square feet and recognized approximately $21.0 million of additional book gain. During the year ended December 31, 2007, the Company signed an additional qualifying lease for 22,250 net rentable square feet resulting in the recognition of approximately $18.0 million of additional book gain. During the three months ended March 31, 2008, the Company signed an additional qualifying lease for 17,454 net rentable square feet resulting in the recognition of approximately $23.4 million of additional book gain. As of September 30, 2008, the master lease obligation totaled approximately $1.3 million.
(3)	On January 7, 2008, the Company transferred at cost the Mountain View properties to the Value-Added Fund.
(4)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The estimated gain on sale totaling approximately $23.4 million has been deferred and will be recognized over the construction period.

Boston Properties, Inc.

Third Quarter 2008

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS (1)

as of September 30, 2008

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2) (3)	Estimated Total Investment (2) (3)	Total Construction Loan (2)	Amount Drawn at 9/30/2008 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (4)
77 CityPoint (formerly 77 Fourth Avenue)	Q1 2008	Q4 2008	Waltham, MA	1	210,000	$74,037,852	$79,707,173	$—	$—	$5,669,321	100%
South of Market (Phase I)	Q1 2008	Q3 2009	Reston, VA	3	652,000	189,404,025	213,800,000	200,000,000	177,204,957	1,600,932	84%
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	45,252,748	60,536,931	—	—	15,284,183	20%
Annapolis Junction (50% ownership)	Q4 2008	Q4 2009	Annapolis, MD	1	117,600	24,801,585	32,600,000	22,750,000	18,020,984	3,069,399	0%
Wisconsin Place (66.67% ownership) (5)	Q2 2009	Q4 2010	Chevy Chase, MD	1	290,000	65,858,280	93,500,000	79,970,501	45,106,593	—	55%
Democracy Tower (formerly South of Market—Phase II)	Q3 2009	Q3 2009	Reston, VA	1	225,000	48,941,687	87,200,000	65,000,000	18,538,870	—	100%
701 Carnegie Center	Q4 2009	Q4 2009	Princeton, NJ	1	120,000	11,032,666	34,000,000	—	—	22,967,334	100%
250 West 55th	Q1 2011	Q4 2011	New York, NY	1	1,000,000	401,679,637	980,000,000	—	—	578,320,363	22%
280 Congress Street (Russia Wharf) (6)	Q1 2011	Q1 2012	Boston, MA	2	815,000	192,411,591	550,000,000	—	—	357,588,409	78	%(8)
2200 Pennsylvania Avenue (7)	Q2 2011	Q2 2012	Washington, DC	2	780,000	28,784,736	380,000,000	—	—	351,215,264	0%

Total Properties under Construction				14	4,392,600	$1,082,204,807	$2,511,344,104	$367,720,501	$258,871,404	$1,335,715,205	51	%(8)

PROJECTS PLACED-IN-SERVICE DURING 2008

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (3)	Estimated Total Investment (3)	Debt	Drawn at September 30, 2008	Estimated Future Equity Requirement	Percentage Leased
505 9th Street (50% ownership)	Q4 2007	Q1 2008	Washington, D.C.	1	323,000	$65,980,917	$65,000,000	$65,000,000	$65,000,000	—	100%

Total Projects Placed in Service				1	323,000	$65,980,917	$65,000,000	$65,000,000	$65,000,000	$—	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (9)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (10)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$20.93	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,262	54.6%	22.64	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.31	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	75.8%	15.04	N	S	683,000
635 Massachusetts Avenue	Washington, DC	1	211,000	100.0%	28.31	N	CBD	450,000

Total Properties held for Re-Development		12	688,669	71.0%	$22.21			2,198,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company's share.
(3)	Includes net revenue during lease up period.
(4)	Represents percentage leased as of October 27, 2008.
(5)	Includes approximately $38.3 million of land and infrastructure costs invested to date.
(6)	Includes 235,000 square feet of residential space for rent or for sale and 28,000 square feet of retail space.
(7)	Includes 330,000 square feet of residential space for rent or sale.
(8)	Percentage Leased excludes 235,000 square feet of residential space and includes 28,000 square feet of retail space.
(9)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(10)	Included in developable square feet of Value Creation Pipeline—Owned Land Parcels on page 49.

Boston Properties, Inc.

Third Quarter 2008

VALUE CREATION PIPELINE—OWNED LAND PARCELS

as of September 30, 2008

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
Reston, VA	33.8	910,000
Dulles, VA	76.6	850,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (3)	1.2	546,000
Washington, DC (1)	1.0	450,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	438.9	10,075,000

VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS

as of September 30, 2008

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (4)	143.1	1,780,000
New York, NY (50% ownership)	1.0	850,000
Cambridge, MA (5)	—	200,000

	144.1	2,830,000

(1)	Properties on-site are held for future re-development and are referenced on page 48.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	Includes approximately 250,000 square feet of Residential development.
(4)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(5)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Third Quarter 2008

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation and net derivative losses, (2) eliminating the effect of straight-line rent, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions; and (4) subtracting all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Consolidated Debt to Total Consolidated Market Capitalization Ratio

Consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, but excluding unearned outperformance plan units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Combined Debt to Total Combined Market Capitalization Ratio

Combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the Company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, excluding unearned outperformance plan units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our consolidated debt and our total combined debt, we believe that presenting our combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Third Quarter 2008

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio-level statistics. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, and excludes the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our entire portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.